VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA MUTUAL FUNDS

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

Supplement dated September 22, 2017

to the current Class R6 Prospectuses (the “Prospectuses”)

for the above named Company/Trusts

(each a “Registrant” and collectively the “Registrants”)

and their respective Funds as identified above

(each a “Fund” and collectively the “Funds”)

On September 14, 2017, the Funds’ Board of Directors/Trustees approved a modification to the Class R6 shares investment eligibility requirements for the Voya funds.

Effective September 22, 2017 the Funds’ Prospectuses are revised as follows:

The first paragraph of the section entitled “How to Buy Shares – Class R6 Shares” of the Prospectuses is deleted in its entirety and replaced with the following:

Class R6 shares may be purchased without a sales charge. Class R6 shares are offered to the following investors, provided that these investors do not require the Fund or an affiliate of the Fund (including the Fund’s Adviser and any affiliate of the Adviser) to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares: (1) qualified retirement plans, including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator); (2) non-qualified deferred compensation plans; (3) other registered investment companies; and (4) other institutional investors (including, for example, endowment funds and foundations) that: (a) meet a $1 million minimum initial investment requirement and (b) hold interests in the Fund through a single plan level account held directly through the Fund and not traded through an intermediary. Such availability will be subject to management's determination of the appropriateness of investment in Class R6 shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE